EXHIBIT 10.___

SUBSCRIPTION AGREEMENT

California Gold Corp.

6830 Elm Street

McLean, Virginia 22101

This Subscription Agreement (this “Agreement”) has been executed by the subscriber set forth in the signature page attached hereto (the “Subscriber”) in connection with the private placement offering (the “Offering” or the “PPO”) of a minimum of 40,000,000 shares and a maximum of 60,000,000 shares(the “Shares”) of the Common Stock, par value $0.001 per share (the “Common Stock”) of California Gold Corp., a Nevada Corporation (the “Company”), at an aggregate purchase price of $0.25 per Share. This subscription is being submitted to you in accordance with and subject to the terms and conditions described in this Agreement.

The Shares being subscribed for pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is being made to “accredited investors,” as defined in Regulation D under the Securities Act, and non-”U.S. persons,” as defined in Regulation S under the Securities Act. The Company reserves the right, in its sole discretion and for any reason, to reject any Subscriber’s subscription in whole or in part, or to allot less than the number of Shares subscribed for.

The closing of the Offering (the “Closing;” and the date on which such Closing occurs hereinafter referred to as the “Closing Date”) shall be at the offices of Gottbetter & Partners, LLP, as escrow agent (the “Escrow Agent”), at 488 Madison Avenue, 12th Floor, New York, NY 10022 (or such other place as is mutually agreed to by the Company). The Company may conduct an initial closing for the sale of the Shares once the minimum offering amount has been subscribed for. Thereafter, the Company may conduct multiple closings for the sale of the Shares until the termination of the Offering. Subject to prior sale of all of the Shares offered or prior termination of the Offering, the Offering shall continue until December 31, 2010, unless further extended by the Company in its sole discretion.

1.         Subscription. The undersigned Subscriber hereby subscribes to purchase the number of Shares set forth on the signature page attached hereto, at an aggregate price as set forth on such signature page (the “Purchase Price”), subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements contained herein.

2.         Subscription Procedure. To complete a subscription for the Shares, the Subscriber must fully comply with the subscription procedure provided in this Section on or before the Closing Date.

(a)         Transaction Documents. On or before the Closing Date, the Subscriber shall review, complete and execute the Signature Page to this Agreement (page A-16), the Investor Certification (pages A-18 and A-19) and the form (page A-20) required by the AML provision of the US Patriot Act (including all information and documentation required by such form), collectively, the “Transaction Documents”), and deliver the Transaction Documents to the Escrow Agent. Executed documents may be delivered to the Escrow Agent by facsimile, if the Subscriber delivers the original copies of the documents to the Escrow Agent as soon as practicable thereafter.

(b)         Purchase Price. Simultaneously with the delivery of the Transaction Documents to the Escrow Agent as provided herein, and in any event on or prior to the Closing Date, the Subscriber shall deliver directly to the Escrow Agent the full Purchase Price by check or by wire transfer of immediately available funds.

(c)         Company Discretion. The Subscriber understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Shares, in whole or in part. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Subscriber an executed copy of this Agreement. If this subscription is rejected in whole, or the offering of Shares is terminated, all funds received from the Subscriber will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Agreement will continue in full force and effect to the extent this subscription was accepted.

3.         Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber the following:

(a)         Organization and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada. The Company has all requisite power and authority to carry on its business as currently conducted, other than such failures that would not reasonably be expected to have a material adverse effect on the Company’s business, properties or financial condition (a “Material Adverse Effect”). The Company is duly qualified to transact business in each jurisdiction in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

(b)         Authorization. As of the Closing, all action on the part of the Company, its board of directors, officers and existing stockholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of the Company hereunder and thereunder shall have been taken, and this Agreement, assuming due execution by the parties hereto and thereto, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

(c)         Valid Issuance of the Common Stock. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, shall be duly and validly issued and will be free of restrictions on transfer directly or indirectly created by the Company other than restrictions on transfer under this Agreement and under applicable federal and state securities laws.

(d)         Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the Shares, except for the following: (i) the filing of such notices as may be required under the Securities Act and (ii) the compliance with any applicable state securities laws, which compliance will have occurred within the appropriate time periods therefor.

(e)         Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Company’s knowledge, threatened before any court, administrative agency or other governmental body against the Company which question the validity of this Agreement, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would reasonably be expected to have a Material Adverse Effect.

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(f)         Compliance with Other Instruments. The Company is not in violation or default of any provision of its Articles of Incorporation, each as in effect immediately prior to the Closing, except for such failures as would not reasonably be expected to have a Material Adverse Effect. The Company is not in violation or default of any provision of any material instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound which would reasonably be expected to have a Material Adverse Effect. To the best of its knowledge, the Company is not in violation or default of any provision of any federal, state or local statute, rule or governmental regulation which would reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement, and the issuance and sale of the Shares, will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision.

(g)         Certain Registration Matters. Assuming the accuracy of the Subscriber’s representations and warranties set forth in this Agreement, and the representations and warranties made by all other purchasers of Shares in the Offering, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Subscriber hereunder.

(h)         No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising (within the meaning of Regulation D).

4.         Representations and Warranties of the Subscriber. The Subscriber represents and warrants to the Company the following:

(a)         The Subscriber, its advisers, if any, and designated representatives, if any, have the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of its prospective investment in the Company, and have carefully reviewed and understand the risks of, and other considerations relating to, the purchase of Shares and the tax consequences of the investment, and have the ability to bear the economic risks of the investment.

(b)         The Subscriber is acquiring the Shares for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. The Subscriber understands and acknowledges that the Shares, have not been registered under the Securities Act or any state securities laws, by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws, which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Subscriber further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Shares. The Subscriber understands and acknowledges that the offering of the Shares pursuant to this Agreement will not be registered under the Securities Act nor under the state securities laws on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

(c)         The Subscriber understands that there is a limited public market for the Company’s Common Stock and that there may never be an active public market for the Shares sold in the Offering.

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(d)         The Subscriber, its advisers, if any, and designated representatives, if any, have received and reviewed information about the Company and have had an opportunity to discuss the Company’s business, management and financial affairs with its management. The Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s control. Additionally, the Subscriber understands and represents that such Subscriber is purchasing the Shares notwithstanding the fact that the Company may disclose in the future certain material information the Subscriber has not received, including subsequent period financial statements that will be filed with the SEC, that such Subscriber is not relying on any such information in connection with such Subscriber’s purchase of the Shares and that such Subscriber waives any right of action with respect to the nondisclosure to him prior to his purchase of the Shares of any such information.

(e)         As of the Closing, all action on the part of Subscriber, and its officers, directors and partners, if applicable, necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Subscriber hereunder shall have been taken, and this Agreement, assuming due execution by the parties hereto, constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

(f)         The Subscriber either (i) is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act or (ii) is not a “U.S. Person” as defined in Regulation S as promulgated by the Securities and Exchange Commission under the Securities Act, and, in each case, shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

(g)         The Subscriber, if a non-U.S. Person, agrees that it is acquiring the Shares in an offshore transaction pursuant to Regulation S and hereby represents to the Company as follows:

(i)         Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(ii)         Subscriber has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of the Shares pursuant to registration of the Shares under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

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(iii)         The Subscriber understands and agrees that offers and sales of any of the Shares prior to the expiration of a period of one year after the date of transfer of the Shares under this Subscription Agreement (the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom, and in each case only in accordance with all applicable securities laws;

(iv)         The Subscriber understands and agrees not to engage in any hedging transactions involving the Shares prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the Securities Act; and

(v)         The Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Shares; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Such Subscriber’s subscription and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

(h)         The Subscriber or its duly authorized representative realizes that because of the inherently speculative nature of an investment in the Company, the investment is subject to a high degree of financial and market risk that can result in substantial or, at times, even total losses.

(i)         The Subscriber has adequate means of providing for its current and anticipated financial needs and contingencies, is able to bear the economic risk for an indefinite period of time and has no need for liquidity of the investment in the Shares and could afford complete loss of such investment.

(j)         The Subscriber is not subscribing for Shares as a result of or subsequent to any advertisement, article, notice or other communication, published in any newspaper, magazine or similar media or broadcast over television, radio, or the internet, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

(k)         Subscriber represents that neither it nor, to its knowledge, any person or entity controlling, controlled by or under common control with it, nor any person having a beneficial interest in it, nor any person on whose behalf the Subscriber is acting: (i) is a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control; (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (v), each a “Prohibited Subscriber”). The Subscriber agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders. The Subscriber consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the Subscriber as the Company reasonably deems necessary or appropriate to comply with applicable U.S. antimony laundering, anti-terrorist and asset control laws, regulations, rules and orders. If the Subscriber is a financial institution that is subject to the USA Patriot Act, the Subscriber represents that it has met all of its obligations under the USA Patriot Act. The Subscriber acknowledges that if, following its investment in the Company, the Company reasonably believes that the Subscriber is a Prohibited Subscriber or is otherwise engaged in suspicious activity or refuses to promptly provide information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Subscriber to transfer the Securities. The Subscriber further acknowledges that the Subscriber will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

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(l)         All of the information that the Subscriber has heretofore furnished or which is set forth herein is correct and complete as of the date of this Agreement, and, if there should be any material change in such information prior to the admission of the undersigned to the Company, the Subscriber will immediately furnish revised or corrected information to the Company.

(m)       The Subscriber represents and warrants to the Company that neither the Subscriber nor any of its affiliates has directly or indirectly traded any securities of the Company, including without limitation, making any short sales or engaging in any hedging transaction with respect to such securities (collectively, “Prohibited Transactions”), since becoming aware of the Offering. Furthermore, Subscriber shall not engage in any Prohibited Transactions through the final Closing Date.

5.         “Piggyback” Registration Rights.

(a)         Piggyback Registration. If the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Subscriber) pursuant to a registration statement initially filed after the date of this Agreement, other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their family members (including a registration on Form S-8) or (ii) a registration relating solely to a Securities Act Rule 145 transaction or a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, the Company shall promptly give to the Subscriber written notice thereof (and in no event shall such notice be given less than 20 calendar days prior to the filing of such registration statement), and shall include as a piggyback registration (the “Piggyback Registration”) all of the Shares specified in a written request delivered by the Subscriber to the Company within 10 calendar days after receipt of such written notice from the Company. However, the Company may, without the consent of the Subscriber, withdraw such registration statement prior to its becoming effective if the Company or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby. Notwithstanding the foregoing, in the event that the SEC limits the amount of shares that may be registered in such registration statement, the Company may scale back from the registration statement such number of Shares, on a pro-rata basis, as is required to meet the scale back requirements. Additionally, in any such registration statement, SEC scale back requirements shall apply first, to the Subscriber’s securities and second, to any other shares being registered pursuant to a mandatory or demand registration obligation of the Company.

(b)         Underwriting. If a Piggyback Registration is for a registered public offering that is to be made by an underwriting, the Company shall so advise the Subscriber of the shares eligible for inclusion in such registration statement pursuant to Section 5(a). In that event, the right of any Subscriber to Piggyback Registration shall be conditioned upon such Subscriber’s participation in such underwriting and the inclusion of such Subscriber’s shares in the underwriting to the extent provided herein. The Subscriber proposing to sell any of its shares through such underwriting shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company or the selling stockholders, as applicable. Notwithstanding any other provision of this Section, if the underwriter or the Company determines that marketing factors require a limitation on the number of shares of Common Stock or the amount of other securities to be underwritten, the underwriter may exclude some or all Subscriber’s shares from such registration and underwriting. The Company shall so advise the Subscriber (unless the Subscriber failed to timely elect to include its shares through such underwriting or has indicated to the Company its decision not to do so), and indicate to such Subscriber the number of shares that may be included in the registration and underwriting, if any. The number of shares to be included in such registration and underwriting shall be allocated among all of the subscribers in the Offering (the “Subscribers”) as follows:

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(i)         If the Piggyback Registration was initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Subscribers, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein; and

(ii)        If the Piggyback Registration was initiated by a mandatory registration or the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the any of the Subscribers), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who are entitled to the mandatory registration or who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Subscribers, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein.

No shares excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If the Subscriber disapproves of the terms of any such underwriting, the Subscriber may elect to withdraw such Subscriber’s shares therefrom by delivering a written notice to the Company and the underwriter. The shares so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such shares, a greater number of shares held by other Subscribers may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Subscribers who have included shares in the registration the right to include additional shares pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

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c.         Indemnification.

(i)         In the event of the offer and sale of shares under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Subscriber, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Subscriber or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Subscriber or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Subscriber, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that such indemnity agreement found in this Section 5(c)(i) shall in no event exceed the net proceeds from the sale of such shares received by the Company; and provided further, that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense who purchased the shares that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such shares to such person because of the failure of such Subscriber or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Subscribers, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Subscriber.

(ii)        As a condition to including shares in any registration statement filed pursuant to this Agreement, each Subscriber agrees to be bound by the terms of this Section 5(c) and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) that arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished by the Subscriber for use in the preparation thereof, and such Subscriber shall reimburse the Company, and such Subscribers, directors, officers, partners, legal counsel and accountants, persons, underwriters, or control persons, each such director, officer, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, action or proceeding; provided, however, that such indemnity agreement found in this Section 5(c)(ii) shall in no event exceed the net proceeds received by such Subscriber as a result of the sale of shares pursuant to such registration statement, except in the case of fraud or willful misconduct. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Subscriber of such shares.

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(iii)       Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(iv)         If an indemnifying party does not assume, or is not permitted to assume, the defense of an action pursuant to Sections 5(c)(iii) or in the case of the expense reimbursement obligation set forth in Sections 5(c)(i) and 5(c)(ii), the indemnification required by Sections 5(c)(i) and 5(c)(ii) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages or liabilities are incurred.

(v)         If the indemnification provided for in Section 5(c)(i) or 5(c)(ii) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (i) in such proportion as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, then in such proportion as is appropriate to reflect not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

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(vi)         Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(vii)        Indemnification similar to that specified in this Section (with appropriate modifications) shall be given by the Company and each Subscriber of shares with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

d.         Assignment of Rights. No Subscriber may assign its rights under this Section 5 to any party without the prior written consent of the Company; provided, however, that any Subscriber may assign its rights under this Section 5 without such consent to a Permitted Assignee as long as (i) such transfer or assignment is effected in accordance with applicable securities laws; (ii) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (iii) such subscriber notifies the Company in writing of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the shares with respect to which such rights are being transferred or assigned.

For purposes of this Section 5(d), “Permitted Assignee” means (1) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (2) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (3) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (4) with respect to an individual party, any family member (spouse, descendants or trust the beneficial interests of which are owned by any of such individuals) of such party, (5) an entity that is controlled by, controls, or is under common control with a transferor, or (6) a party to this Agreement.

e.         Compliance. The Subscriber covenants and agrees that such Subscriber will comply with the prospectus delivery requirements of the Securities Act as applicable to such Subscriber in connection with sales of Shares pursuant to a registration statement required hereunder.

f.         Information by Subscriber. The Subscriber covenants and agrees that such Subscriber, if included in any registration, shall furnish to the Company such information as the Company may reasonably request in writing regarding such Subscriber and the distribution proposed by such Subscriber including any selling shareholder questionnaire if requested by the Company.

6.         Transfer Restrictions. The Subscriber acknowledges and agrees as follows:

(a)         The Shares have not been registered for sale under the Securities Act and may only be sold pursuant to registration under the Securities Act or exemption therefrom.

(b)         The Subscriber understands that the certificates representing the Shares, until such time, if ever, that as they have been registered under the Securities Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

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For U.S. Persons:

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO THE SECTION 4(2) EXEMPTION TO THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES CANNOT BE TRANSFERRED, OFFERED, OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

For Non-U.S. Persons:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAS BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

The legend(s) set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the shares of Common Stock upon which such legend is stamped, if (a) such shares are being sold pursuant to a registration statement under the Securities Act, or (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the shares is being made pursuant to an exemption from such registration.

(c)         No governmental agency has passed upon the Shares, the shares of Common Stock or the Warrants or made any finding or determination as to the wisdom of any investments therein.

7.         Indemnification. The Subscriber agrees to indemnify and hold harmless the Company, Gottbetter & Partners, LLP, as escrow agent in the Offering, and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Subscriber of any covenant or agreement made by the Subscriber herein or in any other document delivered in connection with this Agreement.

8.         Irrevocability; Binding Effect. The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, except as required by applicable law, and that this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

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9.         Modification. This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10.        Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Subscriber, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

11.        Assignability. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Subscriber and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

12.        Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles thereof relating to the conflict of laws.

13.        Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a)         Arbitration is final and binding on the parties.

(b)         The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c)         Pre-arbitration discovery is generally more limited and different from court proceedings.

(d)         The arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e)         The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f)         All controversies which may arise between the parties concerning this Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority in New York City, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.

14.         Blue Sky Qualification. The purchase of Shares under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

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15.         Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

16.         Confidentiality. The Subscriber acknowledges and agrees that any information or data the Subscriber has acquired from or about the Company or may acquire in the future, not otherwise properly in the public domain, was received in confidence. The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, internal personnel and financial information of the Company or its affiliates, information regarding oil and gas properties, the manner and methods of conducting the business of the Company or its affiliates and confidential information obtained by or given to the Company about or belonging to third parties. In addition, the Subscriber acknowledges that it is aware that the United States securities laws generally prohibit any person who is in possession of material nonpublic information about a public company such as the Company from purchasing or selling securities of such company.

17.         Miscellaneous.

(a)         This Agreement constitutes the entire agreement between the Subscriber and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)         The representations and warranties of the Company and the Subscriber made in this Agreement shall survive the execution and delivery hereof and delivery of the Shares.

(c)         Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated.

(d)         This Agreement may be executed in one or more original or facsimile counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)         Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

(f)         Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(g)         The Subscriber understands and acknowledges that there may be multiple Closings for the Offering.

(h)         The Subscriber hereby agrees to furnish the Company such other information as the Company may request prior to the Closing with respect to its subscription hereunder.

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18.         Public Disclosure. Neither the Subscriber nor any officer, manager, director, member, partner, stockholder, employee, affiliate, affiliated person or entity of the Subscriber shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated herein and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to the Company without the Company’s express prior approval. The Company has the right to withhold such approval in its sole discretion.

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How to subscribe for Shares in the private offering of

 California Gold Corp.:

1.         Date and Fill in the number of Shares being purchased and Complete and Sign the Signature Page.

2.         Initial the Investor Certification page.

3.         Fax or email all forms and then send all signed original documents to:

Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY 10022
Facsimile Number: (212) 400-6901
Telephone Number: (212) 400-6900
Attn: Kate Cagle, Administrative Assistant
Email: krc@gottbetter.com

4.         If you are paying the Purchase Price by check, a check for the exact dollar amount of the Purchase Price for the number of Shares you are purchasing should be made payable to the order of “Gottbetter & Partners, LLP, Escrow Agent for CALIFORNIA GOLD CORP.” and should be sent directly to Gottbetter & Partners, LLP, 488 Madison Avenue, 12th Floor, New York, NY 10022.

5.         If you are paying the Purchase Price by wire transfer, you should send a wire transfer for the exact dollar amount of the Purchase Price for the number of Shares you are purchasing according to the following instructions:

BANK:	Citibank, N.A.
330 Madison Ave.
New York, NY 10017
ABA#:	021000089
SWIFT CODE:	CITIUS33
BENEFICIARY:	Gottbetter & Partners, LLP Attorney Trust
488 Madison Ave, 12th floor
New York, NY 10022
PHONE:	212-400-6900
ACCOUNT:	9951660945
REFERENCE:	California Gold Corp. Escrow – [Insert Subscriber’s Name]

Thank you for your interest,

California Gold Corp.

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CALIFORNIA GOLD CORP.

IN WITNESS WHEREOF, the Subscriber hereby executes this Subscription Agreement.

Dated: December ___, 2010.

SUBSCRIBER (individual)	SUBSCRIBER (entity)

Signature	Name of Entity

Print Name	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)
Title:

Address of Principal Residence:	Address of Executive Offices:

Social Security Number(s):	IRS Tax Identification Number:

Telephone Number:	Telephone Number:

Facsimile Number:	Facsimile Number:

Email Address:	Email Address:

	x	$	=
Number of Shares		Price per Share		Purchase Price

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CALIFORNIA GOLD CORP.

IN WITNESS WHEREOF, the Company has duly executed this Subscription Agreement.

CALIFORNIA GOLD CORP.

Date:
By:
Name:
Title:

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CALIFORNIA GOLD CORP.

INVESTOR CERTIFICATION

For Individual Accredited Investors Only

 (All Individual Accredited Investors must INITIAL where appropriate):

Initial _______	I have a net worth (including home, furnishings and automobiles) in excess of $1,000,000 either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial _______	I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Accredited Investors

 (All Non-Individual Accredited Investors must INITIAL where appropriate):

Initial _______	The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______	The investor certifies that it is a partnership, corporation, Limited Liability Company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial _______	The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.

Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial _______	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______	The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______	The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______	The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

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Initial _______	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

For Non-U.S. Person Investors

 (All Investors who are not a U.S. Person must INITIAL this section):

Initial _______	The Investor is not a “U.S. Person” as defined in Regulation S; and specifically the Purchaser is not:

A.	a natural person resident in the United States of America, including its territories and possessions (“United States”);

B.	a partnership or corporation organized or incorporated under the laws of the United States;

C.	an estate of which any executor or administrator is a U.S. Person;

D.	a trust of which any trustee is a U.S. Person;

E.	an agency or branch of a foreign entity located in the United States;

F.	a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

G.	a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

H.	a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts.

And, in addition:

I.	the Purchaser was not offered the Shares in the United States;

J.	at the time the buy-order for the Shares was originated, the Purchaser was outside the United States; and

K.	the Purchaser is purchasing the Shares for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the Shares has not been pre-arranged with a purchaser in the United States.

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The following is required in accordance with the AML provision of the USA PATRIOT ACT.

INVESTOR NAME:

LEGAL ADDRESS:

SS# or TAX ID#
of INVESTOR:

IDENTIFICATION, DOCUMENTATION AND SOURCE OF FUNDS:

1.	Please submit a copy of a non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth and signature:

Current Driver’s License	or	Valid Passport	or	Identity Card

(Circle one or more)

2.	If the Investor is a corporation, please submit the following corporate documents:

(i) Articles of Incorporation (or similar); (ii) Corporate Resolution granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3.	Please advise where the funds were derived from to make the proposed investment:

Investments	Savings	Proceeds of Sale	Other ____________

(Circle one or more)

Signature:

Print Name:

Title (if applicable):

Date:

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Schedule of Investors

Note: For the Exhibit listed in the first column below, only the form of the December 2010 private placement Subscription Agreement has been filed as an exhibit to the Registrant's Form S-1 registration statement. This Schedule provides detail as to the actual subscription agreements executed under the form filed as an exhibit and lists the material details in which each such subscription agreement differs from the form of document filed.

Exhibit No.	Exhibit Name	Name of Holder to Whom Instrument was Issued	Date of Agreement	Number of Shares Subscribed for

10.12	December 2010 Common Stock Subscription Agreement	Gregory Hall	12/22/2010	1,000,000
		Mursi Labs SL	12/22/2010	1,600,000
		Fitel Nominees Limited A/C C054696	12/22/2010	1,300,000
		E and P Fund Ltd.	12/22/2010	4,000,000
		Nelson Barry Family Trust	12/22/2010	800,000
		Dharma Fund PCC Limited	12/22/2010	4,000,000
		General Research GMBH	12/22/2010	800,000
		Brio Capital L.P.	12/22/2010	4,000,000
		Baybak Family Partners Ltd	12/22/2010	8,000,000
		Sandor Capital Master Fund, L.P.	12/22/2010	4,000,000
		Gottbetter & Partners, In Trust	12/22/2010	8,000,000
		Fuad Sillem	12/22/2010	1,000,000
		Dragon Equities Limited	12/22/2010	2,000,000
		Andrew Williams	12/22/2010	1,000,000
		David Elliot	12/22/2010	1,000,000
		Sam Quinn	12/22/2010	1,000,000
		Richard Redfern	12/22/2010	1,000,000
		GRQ Consultants, Inc. 401K	12/22/2010	6,000,000
		James Davidson	12/22/2010	2,000,000
		Michael and Betsy Brauser TBE	12/22/2010	4,000,000
		Alcone Services SA	12/22/2010	978,258
		Global Productions Group, Inc.	12/22/2010	1,000,000
		Romualdo Wilson Cancado	1/13/2011	1,000,000
		Sandor Capital Master Fund, L.P.	1/13/2011	4,000,000
		321 Gold Ltd.	6/15/2011	2,000,000
		Holmes Revocable Trust	6/15/2011	2,000,000
		Fitel Nominees Limited	6/15/2011	4,000,000
		Triumph Small Cap Fund, Inc.	6/15/2011	2,000,000
		Dragon Equities Limited	6/15/2011	3,000,000
		Sam Quinn	6/15/2011	1,000,000
		Lenox Trading Group, LLC	6/15/2011	2,000,000

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